Exhibit 99.1

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE MONTHS ENDED JUNE 30, 2025

August 7, 2025

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.
The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring or investing in multi-family properties (including challenges in (i) buying properties directly without the participation of joint venture partners and (ii) making alternative investments in multi-family properties, and the limited number of multi-family property investment/acquisition opportunities available to us), which transactions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;

•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•accessibility of debt and equity capital markets;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures due to the level and volatility of interest or capitalization rates or capital market conditions
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems, risks associated with breaches of such systems and the impact on us by the use of artificial intelligence by our competitors;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.

We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.
The state-by-state and property-by-property revenue, weighted average rent per occupied unit and similar information presented herein do not give effect to the deferred rent concessions.

BRT Apartments Corp. (NYSE: BRT)
`

Second Quarter 2025 and Subsequent Highlights
•Reported net loss per diluted share for the second quarter of 2025 of $2.57 million or $0.14 per diluted share, compared to a net loss of $2.35 million or $0.13 in the second quarter of 2024.
•Funds from Operations, or FFO, of $0.29 per diluted share, compared to $0.29 in the second quarter 2024.
•Adjusted Funds from Operations, or AFFO, of $0.36 per diluted share in the second quarter 2025, compared to $0.35 in the second quarter 2024.
•Equity in earnings of unconsolidated joint ventures was $299,000 in the second quarter 2025, compared to $389,000 in the second quarter 2024.
•Combined Portfolio NOI was $15.1 million for the second quarter of 2025 compared to $15.6 million for the corresponding prior-year period.
•On July 10, 2025, the Company, through a joint venture in which it has an 80% equity interest, acquired 1322 North, a 214-unit multi-family property located in Auburn, AL. The venture acquired the property for $36.5 million (including a $24 million mortgage). The mortgage matures in 2032, bears a 5.38% fixed interest rate, and is interest only through maturity. The Company contributed $10.7 million of equity to the joint venture for its equity interest. In connection with this transaction, the Company borrowed $7.0 million from its credit facility.
•Repurchased 63,356 shares during the second quarter 2025 at a weighted average price of $15.84, and for the first six months of 2025, the Company repurchased 142,080 shares at a weighted average price of $16.79.
•As of June 30, 2025, and August 1, 2025, the Company is authorized to repurchase up to $8,752,000 in BRT shares under the repurchase program.
•Maintained revolving credit facility of up to $40.0 million, with $7.0 million amount outstanding, and maturity in September 2027.

See the reconciliations provided later in this supplemental of FFO, AFFO and Combined Portfolio NOI, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
_________________________________________________________________________________________________________

	As of June 30,
	2025		2024
Market capitalization (thousands)	$295,643		$326,864
Shares outstanding (thousands)	18,903		18,710
Closing share price	$15.64		$17.47
Quarterly dividend declared per share	$0.25		$0.25

	Quarter ended June 30,
	Combined				Consolidated		Unconsolidated
	2025		2024		2025	2024	2025		2024
Properties owned	29	(a)	29	(a)	21	21	8	(a)	8	(a)
Units (a)	7,947		7,947		5,420	5,420	2,527		2,527
Average occupancy (b)	94.1%		94.3%		93.7%	94.2%	94.2%		94.5%
Weighted average monthly rent per occupied unit (b)	$1,399		$1,387		$1,358	$1,341	$1,498		$1,497

(a) Includes a 240-unit multi-family property in lease up.
(b) Excludes a 240-unit multi-family property in lease up.
	Quarter ended June 30,
Per share data	2025 (Unaudited)		2024 (Unaudited
Loss per share, basic and diluted	$(0.14)		$(0.13)
FFO per share of common stock (diluted) (1)	$0.29		$0.29
AFFO per share of common stock (diluted) (1)	$0.36		$0.35

	As of June 30,
	2025		2024
Debt to Enterprise Value (2)	69%		65%

(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of June 30, 2025
(all in thousands)
____________________________________________________________________________________________________________________

Net Operating Income for the three months ended June 30, 2025
Consolidated	$12,612
Unconsolidated (Pro rata)	2,921
Total Net Operating Income	$15,533

OTHER ASSETS
Cash and Cash Equivalents	$23,645
Cash and Cash Equivalents - Unconsolidated pro rata	2,027
Restricted Cash	2,922
Other Assets	18,205
Other Assets - Unconsolidated pro rata	4,392
Total Cash and Other Assets	$51,191

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$25,354
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	3,453
Total Other Liabilities	$28,807

DEBT SUMMARY
Mortgages Payable:
Consolidated	$444,983
Unconsolidated (Pro rata)	114,891
Total Mortgages Payable	$559,874

Credit Facility	$—
Subordinated Notes	37,173
Total Debt Outstanding	$597,047

Common Shares Outstanding	18,903
____________________________________________
(1) See the Appendix for a reconciliation of the non-GAAP amounts presented to GAAP amounts

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(amounts in thousands except per share data)
_____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Rental and other revenue from real estate properties	$23,729	$23,778	$47,348	$47,076
Loan interest and other income	468	84	955	189
Total revenues	24,197	23,862	48,303	47,265
Expenses:
Real estate operating expenses	11,117	10,846	21,667	21,425
Interest expense	5,707	5,500	11,383	11,023
General and administrative	3,744	3,813	7,814	7,965
Depreciation and amortization	6,580	6,466	13,121	12,901
Total expenses	27,148	26,625	53,985	53,314
Total revenues less total expenses	(2,951)	(2,763)	(5,682)	(6,049)
Equity in earnings of unconsolidated joint ventures	299	389	712	617
Insurance recovery of casualty loss	189	—	257	—
Loss from continuing operations	(2,463)	(2,374)	(4,713)	(5,432)
Income tax provision (benefit)	60	(65)	118	13
Loss from continuing operations, net of taxes	(2,523)	(2,309)	(4,831)	(5,445)
Net income attributable to non-controlling interests	(43)	(36)	(87)	(71)
Net loss attributable to common stockholders	$(2,566)	$(2,345)	$(4,918)	$(5,516)

Weighted average number of shares of common stock outstanding:
Basic and diluted	17,985,801	17,737,452	17,986,443	17,681,514

Per share amounts attributable to common stockholders:
Basic and diluted	$(0.14)	$(0.13)	$(0.26)	$(0.30)

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(amounts in thousands)

_____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Rental and other revenue	$11,927	$11,294	$23,636	$21,918
Total revenues	11,927	11,294	23,636	21,918

Expenses:
Real estate operating expenses	5,744	5,438	10,917	10,884
Interest expense	2,770	2,832	5,515	5,610
Depreciation	3,163	2,905	6,911	5,798
Total expenses	11,677	11,175	23,343	22,292
Total revenues less total expenses	250	119	293	(374)
Other equity earnings	18	3	108	21
Net income (loss) from joint ventures	$268	$122	$401	$(353)

BRT equity in earnings of unconsolidated joint venture properties	$299	$389	$712	$617

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

The tables below provides a reconciliation of net loss determined in accordance with GAAP to FFO and AFFO on a dollar and per share basis for each of the indicated periods (dollars in thousands, except per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
GAAP Net loss attributable to common stockholders	$(2,566)	$(2,345)	$(4,918)	$(5,516)
Add: depreciation and amortization of properties	6,580	6,466	13,121	12,901
Add: our share of depreciation in unconsolidated joint venture properties	1,436	1,373	2,969	2,740
Adjustments for non-controlling interests	(4)	(4)	(8)	(8)
NAREIT Funds from operations attributable to common stockholders	$5,446	$5,490	$11,164	$10,117

Adjustments for: deferred rent concessions and straight line rent	(179)	(388)	(81)	(363)
Adjustments for: our share of straight-line rent and rent concession accruals from unconsolidated joint venture properties	5	(60)	(7)	(60)
Add: amortization of restricted stock and RSU expense	1,135	1,090	2,277	2,432
Add: amortization of deferred mortgage and debt costs	284	271	567	542
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	30	30	60	60
Add: amortization of fair value adjustment for mortgage debt	126	139	255	282
Adjustments for non-controlling interests	—	(4)	—	(8)
Adjusted funds from operations attributable to common stockholders	$6,847	$6,568	$14,235	$13,002

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
GAAP Net (loss) income attributable to common stockholders	$(0.14)	$(0.13)	$(0.26)	$(0.30)
Add: depreciation and amortization of properties	0.35	0.35	0.69	0.69
Add: our share of depreciation in unconsolidated joint venture properties	0.08	0.07	0.16	0.15
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	$0.29	$0.29	$0.59	$0.54

Adjustments for: deferred rent concessions and straight line rent	(0.01)	(0.02)	—	(0.02)
Adjustments for: our share of straight-line rent and rent concession accruals in unconsolidated joint venture properties	—	—	—	—
Add: amortization of restricted stock and RSU expense	0.05	0.06	0.12	0.13
Add: amortization of deferred mortgage and debt costs	0.02	0.01	0.03	0.03
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	—	—	—
Add: amortization of fair value adjustment for mortgage debt	0.01	0.01	0.01	0.02
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.36	$0.35	$0.75	$0.70

Diluted shares outstanding for FFO and AFFO	18,909,000	18,699,000	18,906,000	18,640,000

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	June 30, 2025	December 31, 2024
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation and amortization	$607,066	$615,915
Investment in unconsolidated joint ventures	30,023	31,344
Loan receivables, net of deferred fees and credit loss	17,698	17,667
Cash and cash equivalents	23,645	27,856
Restricted cash	2,922	3,221
Other assets	18,205	17,460
Total Assets	$699,559	$713,463

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$444,983	$446,471
Junior subordinated notes, net of deferred costs	37,173	37,163
Credit facility, net of deferred costs	—	—
Accounts payable and accrued liabilities	25,354	24,915
Total Liabilities	507,510	508,549

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,980 and 17,872 shares outstanding	180	179
Additional paid-in capital	273,795	272,275
Accumulated deficit	(81,860)	(67,485)
Total BRT Apartments Corp. stockholders’ equity	192,115	204,969
Non-controlling interests	(66)	(55)
Total Equity	192,049	204,914
Total Liabilities and Equity	$699,559	$713,463

BRT Apartments Corp. (NYSE: BRT)
Preferred Equity Investments
(dollars in thousands)
________________________________________________________________________________________

The Company invested in two separate joint ventures which in turn acquired multifamily properties in the locations identified below. In accordance with GAAP, these investments are treated as loans. These investments are unsecured and are subordinate, including the payment of the returns thereon, to the mortgage debt encumbering the property acquired by the applicable joint venture. Information as to these investments at June 30, 2025 and for the six months ended June 30, 2025 is summarized below (dollars and thousands):

Location	Investment Date	Annual Return	Current Return	Hurdle Return	Invested Amount	Redemption Date	Deferred fees	Estimated Credit Loss	Interest Income (Current Return)
Wilmington, NC	October 2024	13%	6.00%	7.00%	$7,000	November 2031	$125	$102	$217
Kennesaw, GA	November 2024	13%	6.50%	6.50%	11,250	June 2029	157	168	376
					$18,250		$282	$270	$593

These investments provide for (1) an Annual Return (as noted in the table above) compounded monthly, to the Company, of which the Current Return (as noted in the table above) is payable monthly to the extent of available cash flow, and the Hurdle Return also to be paid monthly from remaining cash flow if any, parri passu or after the sponsor's receipt of its management fees and specified returns on its investment and (2) the total amount invested by the Company, including any unpaid portion of the Current Return and the Hurdle Return, to be payable to the Company, prior to any payments to the sponsor, upon the earlier to occur of certain events (e.g., sale of the property or the refinancing of the mortgage underlying the property) and the redemption date specified above. The Current Return is recorded as interest income when it is due from the sponsor and the Hurdle Return is recognized as interest income when it is received. Deferred loan fees are capitalized and recorded into income over the life of the investment. The Company's exposure to loss is limited to its original Invested Amount (as noted in the table above).

BRT Apartments Corp. (NYSE: BRT)
Stock Repurchase Activity
________________________________________________________________________________________

The Company's stock repurchase activity during the periods indicated is reflected in the table below:
Month	Shares repurchased	Total cost	Average Cost Per Share
January 2025	65,018	$1,133,000	$17.49
February 2025	—	—	—
March 2025	13,706	244,000	17.84
Q1 2025 repurchase activity	78,724	$1,377,000	17.55

April 2025	63,356	1,003,000	15.84
May 2025	—	—	—
June 2025	—	—	—
Q2 2025 repurchase activity	63,356	1,003,000	$15.84

Total year to date repurchase activity	142,080	2,380,000	$16.79

As of June 30, 2025 and August 1, 2025, up to $8,752,000 of shares are available to be repurchased under the repurchase program.

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended June 30, 2025
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
26	$164,000	$6,300	$121	23%	98

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$1,728,000	$199,000	$1,529,000
Estimated Non-Recurring Capital Expenditures (2)	1,388,000	407,000	981,000
Total Capital Expenditures	$3,116,000	$606,000	$2,510,000

Replacements (operating expense) (3)	$886,533	$88,756	$797,777

Estimated Recurring Capital Expenditures and Replacements per unit (7,707 units) (5)	$339	$37	$302

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed and not capitalized as incurred at the property.
(4) Based on BRT's percentage equity interest.
(5) Excludes a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of June 30, 2025
(dollars in thousands)
________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2025	$17,883	$2,508	$15,375	4%	4.42%
2026	74,622	5,091	69,531	17%	4.12%
2027	46,190	3,395	42,795	10%	3.96%
2028	40,696	2,745	37,951	9%	4.47%
2029	56,272	2,455	53,817	13%	3.94%
Thereafter	212,842	19,576	193,266	47%	4.10%
Total	$448,505	$35,770	$412,735	100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2025	$926	$926	—	—%	—%
2026	25,816	1,806	$24,010	22%	4.65%
2027	13,026	1,472	11,554	11%	4.15%
2028	34,265	450	33,815	31%	4.26%
2029	611	611	—	—%	—%
Thereafter	40,594	728	39,866	36%	3.43%
Total	$115,238	$5,993	$109,245	100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity	Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2025	$18,809	$3,434	$15,375	3%	4.42%
2026	100,438	6,897	93,541	18%	4.25%
2027	59,216	4,867	54,349	10%	4.00%
2028	74,961	3,195	71,766	14%	4.37%
2029	56,883	3,066	53,817	10%	3.94%
Thereafter	253,436	20,304	233,132	45%	3.98%
Total	$563,743	$41,763	$521,980	100%
Weighted Average Remaining Term to Maturity (2)			5.2	years
Weighted Average Interest Rate (2)			4.08%
Debt Service Coverage Ratio for the quarter ended June 30, 2025			1.56	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400, excluding deferred costs of $227,000
Interest Rate	3 month term SOFR + 2.26% (i.e., 6.54% at 6/30/2025)
Maturity	April 30, 2036

Credit Facility
Maximum Amount Available	Up to $40,000
Amount Outstanding (4)	$0
Interest Rate	1 month SOFR + 2.50% (floor of 6%)
Maturity	September 2027
______________________________________
(4) On July 9, 2025, the Company borrowed $7.0 million from its credit facility. The interest rate in effect on July 9, 2025 was 6.82%.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended June 30, 2025
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Georgia	688	$2,579	$1,353	$1,226	9.7%	90.8%	$1,212
Florida	518	2,357	1,120	1,237	9.8%	94.6%	1,450
Texas	600	2,182	1,253	929	7.4%	90.8%	1,142
Ohio	264	980	476	504	4.0%	92.4%	1,198
Virginia	220	1,272	587	685	5.4%	98.0%	1,772
North Carolina	264	1,076	464	612	4.9%	93.8%	1,318
South Carolina	474	2,229	1,263	966	7.7%	94.3%	1,484
Tennessee	702	3,502	1,516	1,986	15.7%	96.4%	1,584
Alabama	740	2,841	1,351	1,490	11.8%	94.2%	1,205
Mississippi	776	3,159	1,129	2,030	16.1%	96.2%	1,312
Missouri	174	936	485	451	3.6%	95.4%	1,688
Net deferred rent	—	180	—	180	1.4%	N/A	N/A
Legacy assets	—	436	120	316	2.5%	N/A	N/A
Totals	5,420	$23,729	$11,117	$12,612	100%	94.1%	$1,358

Unconsolidated (Pro-Rata Share)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,103	$2,585	$1,459	$1,126	38.5%	94.7%	$1,474
South Carolina	713	1,384	489	895	30.6%	93.7%	1,608
Georgia	271	921	470	451	15.4%	92.2%	1,476
Alabama	200	638	302	336	11.5%	95.7%	1,254
Net deferred rent	—	(4)	—	(4)	(0.1)%	N/A	N/A
Other (2)	240	213	96	117	4.0%	N/A	N/A
Totals	2,527	$5,737	$2,816	$2,921	100%	94.2%	$1,496

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Represents property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Six Months Ended June 30, 2025
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$4,464	$2,486	$1,978	7.7%	91.5%	$1,158
Georgia	688	5,184	2,662	2,522	9.8%	90.0%	1,223
Florida	518	4,754	2,177	2,577	10.0%	94.9%	1,466
Ohio	264	1,981	917	1,064	4.1%	94.3%	1,190
Virginia	220	2,545	1,097	1,448	5.6%	98.0%	1,764
North Carolina	264	2,179	888	1,291	5.0%	95.5%	1,314
South Carolina	474	4,432	2,406	2,026	7.9%	93.8%	1,476
Tennessee	702	7,048	2,938	4,110	16.0%	95.3%	1,621
Alabama	740	5,630	2,662	2,968	11.6%	94.4%	1,193
Missouri	174	1,867	953	914	3.6%	94.2%	1,690
Mississippi	776	6,309	2,249	4,060	15.8%	94.9%	1,322
Net deferred rent	—	85	—	85	0.3%	N/A	N/A
Legacy assets	—	870	232	638	2.5%	N/A	N/A
Totals	5,420	$47,348	$21,667	$25,681	100.0%	93.9%	$1,365

Unconsolidated (Pro-Rata Share)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,103	$5,130	$2,751	$2,379	39.8%	93.9%	$1,461
South Carolina	713	2,738	976	1,762	29.5%	94.3%	1,595
Georgia	271	1,843	946	897	15.0%	91.4%	1,496
Alabama	200	1,259	599	660	11.1%	96.0%	1,241
Net deferred rent	—	8	—	8	0.1%	N/A	N/A
Other (2)	240	417	152	265	4.4%	N/A	N/A
Totals	2,527	$11,395	$5,424	$5,971	100%	93.9%	$1,487

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."
(2) Represents property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarters ended June 30, 2025 and 2024
(dollars in thousands)
_____________________________________________________________________________________________________________________

	Three Months Ended June 30,
	2025	2024	% Change
Combined Revenues	$28,817	$28,972	(0.5)%

Combined Operating Expenses
Payroll	$2,559	$2,421	5.7%
Real Estate taxes	3,643	3,522	3.4%
Management Fees	802	804	(0.2)%
Insurance	1,183	1,443	(18.0)%
Utilities	1,766	1,706	3.5%
Repairs and Maintenance	1,917	1,609	19.1%
Replacements	798	728	9.6%
Advertising, Leasing and Other	1,049	1,112	(5.7)%
Total Combined Operating Expenses	$13,717	$13,345	2.8%

Total Combined Operating Income	$15,100	$15,627	(3.4)%
____________________________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, for all periods presented, with a total of 7,707 units, excluding a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Six Months Ended June 30, 2025 and 2024

(dollars in thousands)
____________________________________________________________________________________________________________________

	Six Months Ended June 30,
	2025	2024	% Change
Combined Revenues	$57,455	$57,366	0.2%

Combined Operating Expenses
Payroll	$5,039	$4,846	4.0%
Real Estate taxes	7,149	7,060	1.3%
Management Fees	1,607	1,629	(1.4)%
Insurance	2,379	2,859	(16.8)%
Utilities	3,633	3,453	5.2%
Repairs and Maintenance	3,364	3,109	8.2%
Replacements	1,347	1,280	5.2%
Advertising, Leasing and Other	2,189	2,188	0.0%
Total Combined Operating Expenses	$26,707	$26,424	1.1%

Total Combined Operating Income	$30,748	$30,942	(0.6)%

________________________________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis for all periods presented, with a total of 7,707 units, excluding a 240-unit multi-family property in lease up.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of June 30, 2025
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q2 2025 Avg. Occupancy	Q2 2025 Avg. Rent per Occ. Unit
Consolidated Properties - All 100% Owned
Silvana Oaks	North Charleston	SC	2010	2012	15	208	95.4%	$1,597
Avondale Station	Decatur	GA	1954	2012	71	212	93.6%	1,391
Newbridge Commons	Columbus	OH	1999	2013	26	264	92.4%	1,198
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	40	208	94.4%	1,049
Avalon	Pensacola	FL	2008	2014	17	276	95.5%	1,441
Crossings of Bellevue	Nashville	TN	1985	2014	40	300	98.1%	1,433
Parkway Grande	San Marcos	TX	2014	2015	11	192	89.9%	1,157
Woodland Trails	LaGrange	GA	2010	2015	15	236	88.7%	1,334
Kilburn Crossing	Fredericksburg	VA	2005	2016	20	220	98.0%	1,772
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	10	288	89.7%	1,091
Grove at River Place	Macon	GA	1988	2016	37	240	90.5%	931
Civic Center 1	Southaven	MS	2002	2016	23	392	96.5%	1,273
Civic Center 2	Southaven	MS	2005	2016	20	384	95.9%	1,353
Vanguard Heights	Creve Coeur	MO	2016	2017	9	174	95.4%	1,688
Jackson Square	Tallahassee	FL	1996	2017	29	242	93.5%	1,459
Woodland Apartments	Boerne	TX	2007	2017	18	120	94.7%	1,234
Magnolia Pointe	Madison	AL	1991	2017	34	204	94.6%	1,214
Bell's Bluff	W. Nashville	TN	2019	2018	6	402	95.2%	1,700
Crestmont at Thornblade	Greenville	SC	1998	2018	27	266	93.5%	1,394
Somerset at Trussville	Trussville	AL	2007	2019	18	328	93.8%	1,298
Abbotts Run	Wilmington	NC	2001	2020	24	264	93.8%	1,318
Weighted Avg./Total Consolidated					24	5,420

Properties owned by Unconsolidated Joint Ventures									% Ownership
Pointe at Lenox Park	Atlanta	GA	1989	2016	36	271	92.2%	1,476	74%
Gateway Oaks	Forney	TX	2016	2016	9	313	95.4%	1,351	50%
Mercer Crossing	Dallas	TX	2015	2017	10	509	95.9%	1,641	50%
Canalside Lofts	Columbia	SC	2008	2017	17	374	92.9%	1,508	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	24	281	91.5%	1,298	50%
Canalside Sola	Columbia	SC	2015	2018	10	339	94.6%	1,729	46%
The Village at Lakeside	Auburn	AL	1988	2019	37	200	95.7%	1,254	80%
Weighted Avg./Total Unconsolidated					18	2,287

Weighted Avg./Total Portfolio					22	7,707
Lease up
Stono Oaks	Johns Island	SC	2023	2022		240	85.0%		18%
Total Units						7,947

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent and rent concession accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles). NOI is defined as "Rental and other revenue from real estate properties" as presented on our statements of operations less "Real estate operating expenses" as presented on our statements of operations. Real estate operating expenses include real estate taxes, insurance, property management expense, utilities, repairs and maintenance, administrative and marketing. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net income (loss). NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in earnings (loss) of unconsolidated joint ventures, (6) provision for taxes, and (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) insurance recovery of casualty loss, and (4) gain on insurance recoveries related to casualty loss.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, legacy assets, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
    Consolidated Same Store Comparisons (1)
Quarters ended June 30, 2025 and 2024
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2025	2024	% Change	2025		2024	% Change	2025	2024	% Change
Georgia	688	$2,579	$2,680	(3.8)%	$1,353		$1,353	0.0%	$1,226	$1,327	(7.6)%
Florida	518	2,357	2,338	0.8%	1,120		1,133	(1.1)%	1,237	1,205	2.7%
Texas	600	2,182	2,321	(6.0)%	1,253		1,265	(0.9)%	929	1,056	(12.0)%
Ohio	264	980	988	(0.8)%	476		591	(19.5)%	504	397	27.0%
Virginia	220	1,272	1,208	5.3%	587		528	11.2%	685	680	0.7%
North Carolina	264	1,076	1,087	(1.0)%	464		441	5.2%	612	646	(5.3)%
South Carolina	474	2,229	2,251	(1.0)%	1,263		1,117	13.1%	966	1,134	(14.8)%
Tennessee	702	3,502	3,192	9.7%	1,516		1,461	3.8%	1,986	1,731	14.7%
Alabama	740	2,841	2,854	(0.5)%	1,351		1,294	4.4%	1,490	1,560	(4.5)%
Mississippi	776	3,159	3,150	0.3%	1,129		1,111	1.6%	2,030	2,039	(0.4)%
Missouri	174	936	928	0.9%	485		435	11.5%	451	493	(8.5)%
Net deferred rent	—	180	413		—	—	—		180	413
Totals	5,420	$23,293	$23,410	(0.5)%	$10,997		$10,729	2.5%	$12,296	$12,681	(3.0)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2025	2024	% Change	2025		2024	% Change
Georgia		90.8%	91.3%	(0.5)%	$1,212		$1,245	(2.7)%
Florida		94.6%	93.9%	0.7%	1,450		1,463	(0.9)%
Texas		90.8%	93.7%	(3.1)%	1,142		1,193	(4.3)%
Ohio		92.4%	96.3%	(4.0)%	1,198		1,141	5.0%
Virginia		98.0%	96.5%	1.6%	1,772		1,686	5.1%
North Carolina		93.8%	95.0%	(1.3)%	1,318		1,283	2.7%
South Carolina		94.3%	95.1%	(0.8)%	1,484		1,471	0.9%
Tennessee		96.4%	94.2%	2.3%	1,584		1,468	7.9%
Alabama		94.2%	96.6%	(2.5)%	1,205		1,196	0.8%
Mississippi		96.2%	95.0%	1.3%	1,312		1,308	0.3%
Missouri		95.4%	93.9%	1.6%	1,688		1,698	(0.6)%
Weighted Average		94.1%	93.9%	0.2%	$1,358		$1,341	1.3%
_______________________________

(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Six Months Ended June 30, 2025 and 2024
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2025	2024	% Change	2025	2024		% Change	2025	2024	% Change
Georgia	688	$5,184	$5,311	(2.4)%	$2,662	$2,753		(3.3)%	$2,522	$2,558	(1.4)%
Florida	518	4,754	4,710	0.9%	2,177	2,271		(4.1)%	2,577	2,439	5.7%
Texas	600	4,464	4,610	(3.2)%	2,486	2,533		(1.9)%	1,978	2,077	(4.8)%
Ohio	264	1,981	1,954	1.4%	917	919		(0.2)%	1,064	1,035	2.8%
Virginia	220	2,545	2,390	6.5%	1,097	1,003		9.4%	1,448	1,387	4.4%
Missouri	174	1,867	1,878	(0.6)%	953	854		11.6%	914	1,024	(10.7)%
Alabama	740	5,630	5,674	(0.8)%	2,662	2,592		2.7%	2,968	3,082	(3.7)%
North Carolina	264	2,179	2,139	(0.6)%	888	876		11.6%	1,291	1,263	(10.7)%
Mississippi	776	6,309	6,219	(0.8)%	2,249	2,193		2.7%	4,060	4,026	(3.7)%
South Carolina	474	4,432	4,438	1.9%	2,406	2,296		1.4%	2,026	2,142	2.2%
Tennessee	702	7,048	6,608	1.4%	2,938	2,924		2.6%	4,110	3,684	0.8%
Net deferred Rent	—	85	413		413	—			(328)	413
Totals	5,420	$46,478	$46,344	0.3%	$21,435	$21,214	$21,214	1.0%	$24,630	$25,130	(2.0)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2025	2024	% Change	2025	2024		% Change
Georgia		90.0%	91.4%	(1.5)%	$1,223	$1,240		(1.4)%
Florida		94.9%	94.7%	0.2%	1,466	1,461		0.3%
Texas		91.5%	93.0%	(1.6)%	1,158	1,193		(2.9)%
Ohio		94.3%	95.4%	(1.2)%	1,190	1,147		3.7%
Virginia		98.0%	96.2%	1.9%	1,764	1,677		5.2%
South Carolina		93.8%	95.1%	(1.4)%	1,476	1,458		1.2%
Tennessee		95.3%	92.7%	2.8%	1,621	1,549		4.6%
Missouri		94.2%	94.8%	(0.6)%	1,690	1,694		(0.2)%
Alabama		94.4%	95.2%	(0.8)%	1,193	1,198		(0.4)%
North Carolina		95.5%	95.0%	0.5%	1,314	1,278		2.8%
Mississippi		94.9%	94.7%	0.2%	1,322	1,303		1.5%
Weighted Average		93.9%	93.7%	0.2%	1,365	1,349		1.2%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended June 30, 2025 and 2024
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change
Texas	1,103	$2,585	$2,665	(3.0)%	$1,459	$1,347	8.3%	$1,126	$1,318	(14.6)%
Georgia	271	921	949	(3.0)%	470	480	(2.1)%	451	469	(3.8)%
South Carolina	713	1,384	1,356	2.1%	489	500	(2.2)%	895	856	4.6%
Alabama	200	638	592	7.8%	302	289	4.5%	336	303	10.9%
Net deferred rent		(4)	—	0.0%	—	—	0.0%	(4)	—	0.0%
Totals	2,287	$5,524	$5,562	(0.7)%	$2,720	$2,616	4.0%	$2,804	$2,946	(4.8)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2025	2024	% Change	2025	2024	% Change
Texas		94.7%	93.6%	1.2%	$1,474	$1,514	(2.6)%
Georgia		92.2%	93.4%	(1.3)%	1,476	1,515	(2.6)%
South Carolina		93.7%	95.2%	(1.6)%	1,614	1,567	3.0%
Alabama		95.7%	98.0%	(2.3)%	1,254	1,144	9.6%
Weighted Average		94.2%	94.5%	(0.4)%	$1,498	$1,497	0.1%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Six Months Ended June 30, 2025 and 2024
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2025	2024	% Change	2025	2024	% Change	2025	2024	% Change
Texas	1,103	$5,130	$5,262	(2.5)%	$2,751	$2,728	0.8%	$2,379	$2,534	(6.1)%
Georgia	271	1,843	1,931	(4.6)%	946	951	(0.5)%	897	980	(8.5)%
South Carolina	713	2,738	2,653	3.2%	977	979	(0.2)%	1,761	1,674	5.2%
Alabama	200	1,259	1,176	7.1%	598	552	8.3%	661	624	5.9%
Net deferred rent		7	—	0.0%	—	—	0.0%	7	$—	0.0%
Totals	2,287	$10,977	$11,022	(0.4)%	$5,272	$5,210	1.2%	$5,705	$5,812	(1.8)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2025	2024	% Change	2025	2024	% Change
Texas		93.9%	92.5%	1.5%	$1,461	$1,514	(3.5)%
Georgia		91.4%	94.0%	(2.8)%	1,496	1,535	(2.5)%
South Carolina		94.3%	94.8%	(0.5)%	1,595	1,541	3.5%
Alabama		96.0%	97.3%	(1.3)%	1,241	1,136	9.2%
Weighted Average		93.9%	93.8%	0.1%	$1,487	$1,491	(0.3)%
___________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
GAAP Net loss attributable to common stockholders	$(2,566)	$(2,345)	$(4,918)	$(5,516)
Less: Loan interest and other income	(468)	(84)	(955)	(189)
Add: Interest expense	5,707	5,500	11,383	11,023
General and administrative	3,744	3,813	7,814	7,965
Depreciation and amortization	6,580	6,466	13,121	12,901
Provision for taxes	60	(65)	118	13
Insurance recovery	(189)	—	(257)	—
Adjust for: Equity in earnings of unconsolidated joint venture properties	(299)	(389)	(712)	(617)
Add: Net income attributable to non-controlling interests	43	36	87	71
Net Operating Income	$12,612	$12,932	$25,681	$25,651

Less: Non-same store Net Operating Income	316	251	$638	$521
Same store Net Operating Income	$12,296	$12,681	$25,043	$25,130

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
BRT equity in earnings from joint ventures	$299	$389	$712	$617
Add: Interest expense	1,205	1,230	2,399	2,449
Depreciation	1,435	1,373	2,968	2,740
Equity in earnings of joint ventures	(18)	(3)	(108)	(21)
Net Operating Income	$2,921	$2,989	$5,971	$5,785

Less: Non-same store Net Operating Income	$117	$43	266	(27)
Same store Net Operating Income	$2,804	$2,946	$5,705	$5,812

Consolidated same store Net Operating Income	$12,296	$12,681	$25,043	$25,130
Unconsolidated same store Net Operating Income	2,804	2,946	5,705	5,812
Combined same store Net Operating Income	$15,100	$15,627	$30,748	$30,942

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 7 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended June 30, 2025 to the BRT pro-rata information presented below:

	Three Months Ended June 30, 2025
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$11,927	$5,737	$6,190
Total revenues	11,927	5,737	6,190
Expenses:
Real estate operating expenses	5,744	2,816	2,928
Interest expense	2,770	1,205	1,565
Depreciation	3,163	1,435	1,728
Total expenses	11,677	5,456	6,221

Total revenues less total expenses	250	281	(31)

Other equity earnings	18	18	—
Net income	$268	299	$(31)

	Three Months Ended June 30, 2024
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$11,294	$5,680	$5,614
Total revenues	11,294	5,680	5,614
Expenses:
Real estate operating expenses	5,438	2,691	2,747
Interest expense	2,832	1,230	1,602
Depreciation	2,905	1,373	1,532
Total expenses	11,175	5,294	5,881

Total revenues less total expenses	119	386	(267)

Other equity earnings	3	3	—
Net income	$122	$389	$(267)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below present for the periods indicated a reconciliation of the information that appears in note 7 of BRT's report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Six Months Ended June 30, 2025
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$23,636	$11,395	$12,241
Total revenues	23,636	11,395	12,241
Expenses:
Real estate operating expenses	10,917	5,424	5,493
Interest expense	5,515	2,399	3,116
Depreciation	6,911	2,968	3,943
Total expenses	23,343	10,791	$12,552

Total revenues less total expenses	293	604	(311)

Other equity earnings	108	108	—
Net income	$401	$712	$(311)

	Six Months Ended June 30, 2024
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$21,918	$11,154	$10,764
Total revenues	21,918	11,154	10,764
Expenses:
Real estate operating expenses	10,884	5,369	5,515
Interest expense	5,610	2,449	3,161
Depreciation	5,798	2,740	3,058
Total expenses	22,292	10,558	$11,734

Total revenues less total expenses	(374)	596	(970)

Other equity earnings	21	21	—
Gain on insurance recoveries	—	—	—
Gain on sale of real estate properties	—	—	—
Loss on extinguishment of debt	—	—	—
Net income	$(353)	$617	(970)

BRT Apartments Corp. (NYSE: BRT)
Balance Sheets of Unconsolidated Joint Venture Entities
(dollars in thousands)

_____________________________________________________________________________________________________________________

At June 30, 2025, the Company held interests in unconsolidated joint ventures that own 7 multi-family properties (the "Unconsolidated Properties") and an interest in a multi-family property that is in lease up. The condensed balance sheet below present information regarding such properties:

	June 30, 2025
	TOTAL	BRT's Pro Rata Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$313,704	$141,623	$172,081
Cash and cash equivalents	4,643	2,027	2,616
Other assets	8,587	4,392	4,195
Total Assets	$326,934	$148,042	$178,892

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	249,552	114,891	134,661
Accounts payable and accrued liabilities	7,284	3,453	3,831
Total Liabilities	256,836	118,344	138,492
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	70,098	29,697	40,401
Total Liabilities and Equity	$326,934	$148,041	$178,893